Exhibit 99.1

Contact:	US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS JULY TRAFFIC RESULTS

TEMPE, Ariz. Aug. 5, 2013 — US Airways Group, Inc. (NYSE: LCC) today announced its July and year-to-date 2013 traffic results. Mainline revenue passenger miles (RPMs) for the month were 6.4 billion, up 6.8 percent versus July 2012. Mainline capacity was 7.3 billion available seat miles (ASMs), up 5.1 percent versus July 2012. Mainline passenger load factor was 88.1 percent for the month of July, up 1.4 points versus July 2012.

US Airways’ President Scott Kirby said, “Our July consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased approximately five percent versus the same period last year. Notwithstanding the operational challenges created by high load factors and difficult summer weather conditions, our 32,000 team members continue to do a tremendous job of taking care of our customers.”

For the month of July, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 74.0 percent with a completion factor of 98.8 percent.

The following summarizes US Airways Group’s traffic results for the month and year-to-date ended July 31, 2013 and 2012, consisting of mainline-operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

JULY

	2013	2012	Change
Mainline Revenue Passenger Miles (000)
Domestic	4,523,624	4,251,025	6.4%
Atlantic	1,355,112	1,271,042	6.6%
Latin	546,142	492,653	10.9%

Total Mainline Revenue Passenger Miles	6,424,878	6,014,720	6.8%

Mainline Available Seat Miles (000)
Domestic	5,112,766	4,867,482	5.0%
Atlantic	1,561,730	1,515,210	3.1%
Latin	620,406	556,824	11.4%

Total Mainline Available Seat Miles	7,294,902	6,939,516	5.1%

Mainline Load Factor (%)
Domestic	88.5	87.3	1.2	pts
Atlantic	86.8	83.9	2.9	pts
Latin	88.0	88.5	(0.5	) pts

Total Mainline Load Factor	88.1	86.7	1.4	pts

Mainline Enplanements
Domestic	4,455,119	4,119,866	8.1%
Atlantic	329,870	312,241	5.6%
Latin	380,618	373,695	1.9%

Total Mainline Enplanements	5,165,607	4,805,802	7.5%

YEAR TO DATE

	2013	2012	Change
Mainline Revenue Passenger Miles (000)
Domestic	28,847,548	27,276,665	5.8%
Atlantic	6,379,763	6,180,565	3.2%
Latin	3,457,125	3,261,302	6.0%

Total Mainline Revenue Passenger Miles	38,684,436	36,718,532	5.4%

Mainline Available Seat Miles (000)
Domestic	33,339,374	32,154,904	3.7%
Atlantic	7,965,047	7,963,752	—%
Latin	4,144,065	3,925,899	5.6%

Total Mainline Available Seat Miles	45,448,486	44,044,555	3.2%

Mainline Load Factor (%)
Domestic	86.5	84.8	1.7	pts
Atlantic	80.1	77.6	2.5	pts
Latin	83.4	83.1	0.3	pts

Total Mainline Load Factor	85.1	83.4	1.7	pts

Mainline Enplanements
Domestic	29,325,331	28,060,801	4.5%
Atlantic	1,569,162	1,520,877	3.2%
Latin	2,508,995	2,412,565	4.0%

Total Mainline Enplanements	33,403,488	31,994,243	4.4%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

JULY

	2013	2012	Change
Express Revenue Passenger Miles (000)
Domestic	205,437	222,143	(7.5)%

Express Available Seat Miles (000)
Domestic	276,400	294,036	(6.0)%

Express Load Factor (%)
Domestic	74.3	75.5	(1.2	) pts

Express Enplanements
Domestic	683,002	740,368	(7.7)%

YEAR TO DATE

	2013	2012	Change
Express Revenue Passenger Miles (000)
Domestic	1,407,807	1,367,845	2.9%

Express Available Seat Miles (000)
Domestic	1,881,786	1,901,029	(1.0)%

Express Load Factor (%)
Domestic	74.8	72.0	2.8	pts

Express Enplanements
Domestic	4,712,049	4,681,645	0.6%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

JULY

	2013	2012	Change
Consolidated Revenue Passenger Miles (000)
Domestic	4,729,061	4,473,168	5.7%
Atlantic	1,355,112	1,271,042	6.6%
Latin	546,142	492,653	10.9%

Total Consolidated Revenue Passenger Miles	6,630,315	6,236,863	6.3%

Consolidated Available Seat Miles (000)
Domestic	5,389,166	5,161,518	4.4%
Atlantic	1,561,730	1,515,210	3.1%
Latin	620,406	556,824	11.4%

Total Consolidated Available Seat Miles	7,571,302	7,233,552	4.7%

Consolidated Load Factor (%)
Domestic	87.8	86.7	1.1	pts
Atlantic	86.8	83.9	2.9	pts
Latin	88.0	88.5	(0.5	) pts

Total Consolidated Load Factor	87.6	86.2	1.4	pts

Consolidated Enplanements
Domestic	5,138,121	4,860,234	5.7%
Atlantic	329,870	312,241	5.6%
Latin	380,618	373,695	1.9%

Total Consolidated Enplanements	5,848,609	5,546,170	5.5%

YEAR TO DATE

	2013	2012	Change
Consolidated Revenue Passenger Miles (000)
Domestic	30,255,355	28,644,510	5.6%
Atlantic	6,379,763	6,180,565	3.2%
Latin	3,457,125	3,261,302	6.0%

Total Consolidated Revenue Passenger Miles	40,092,243	38,086,377	5.3%

Consolidated Available Seat Miles (000)
Domestic	35,221,160	34,055,933	3.4%
Atlantic	7,965,047	7,963,752	—%
Latin	4,144,065	3,925,899	5.6%

Total Consolidated Available Seat Miles	47,330,272	45,945,584	3.0%

Consolidated Load Factor (%)
Domestic	85.9	84.1	1.8	pts
Atlantic	80.1	77.6	2.5	pts
Latin	83.4	83.1	0.3	pts

Total Consolidated Load Factor	84.7	82.9	1.8	pts

Consolidated Enplanements
Domestic	34,037,380	32,742,446	4.0%
Atlantic	1,569,162	1,520,877	3.2%
Latin	2,508,995	2,412,565	4.0%

Total Consolidated Enplanements	38,115,537	36,675,888	3.9%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,100 flights per day and serves 198 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 32,000 aviation professionals worldwide, operates the world’s largest fleet of Airbus aircraft and is a member of the Star Alliance network, which offers its customers more than 21,900 daily flights to 1,328 airports in 195 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia, Phoenix and Washington, D.C. Aviation Week and Overhaul & Maintenance magazine presented US Airways with the 2012 Aviation Maintenance, Repair and Overhaul (MRO) of the Year Award for demonstrating outstanding achievement and innovation in the area of technical operations. Military Times Edge magazine named US Airways as a Best for Vets employer for the past three years. US Airways was, for the third year in a row, the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report. The airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index for six consecutive years. The Corporate Equality index is a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions that adversely affect our business; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; competitive practices in the industry, including the impact of industry consolidation; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the Company’s high level of fixed obligations and ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in financing arrangements; provisions in credit card processing and other commercial agreements that may affect the Company’s liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of the Company’s hub airports; regulatory changes affecting the allocation of slots; the Company’s reliance on third-party regional operators or third-party service providers; the Company’s reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; the impact of extensive government regulation; the impact of heavy taxation; the impact of changes to the Company’s business model; the loss of key personnel or inability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company’s ability to operate and grow its route network; the impact of environmental regulation; the Company’s reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the Company’s dependence on a limited number of suppliers for aircraft, aircraft engines and parts; the impact of changing economic and other conditions and seasonality of the Company’s business; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; risks relating to the Company’s anticipated merger with AMR Corporation; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

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